                                      AMENDMENT NO. 2

            AMENDMENT NO. 2 dated as of August 31, 1994, between WESTWOOD ONES INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); each of the Banks party to the Credit Agreement referred to below; BANK OF MONTREAL and THE FIRST
            NATIONAL   BANK   OF  BOSTON,   as   Co-Agents   for  said   Banks
            (individually, a "Co-Aqent" and, collectively, the "Co-Agents"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for said Banks (in such capacity, together with its successors in such capacity, the "Administrative Aqent").

            The Company, the Subsidiary Guarantors, the lenders party thereto (individually, a "Bank" and, collectively, the "Banks"), the Co-Agents and the Administrative Agent are parties to a Credit Agreement dated as of February 1, 1994 (as heretofore amended, the "Credit Aqreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $125,000,000.

            In accordance with Section 1.02(d) of the Credit Agreement, the Company wishes to change the fiscal year of the Company and each of its Subsidiaries to December 31 of each year, and to change the last day of the first three fiscal quarters of each fiscal year to March 31, June 30 and September 30 in each year, effective as of September 30, 1994. The Company, the Subsidiary Guarantors, the Banks and the Administrative Agent wish to amend the Credit
            Agreement to reflect such change in fiscal year and fiscal quarter, and wish to amend the Credit Agreement in certain other respects. Accordingly, the parties hereto hereby agree as follows:

            Section  1.   Definitions.   Except as  otherwise defined  in this
            Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Upon the execution and delivery hereof by the Company, each of the Subsidiary Guarantors and the Majority Banks, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  A.       References  in  the   Credit  Agreement  (including
            references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the

                                             1
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

            Credit Agreement as amended hereby.

                  B.   Section 1.01  of the Credit Agreement shall be  amended
            by  adding  the  following   new  definition  in  its  appropriate
            alphabetical location:

                  "Calculation Dates" shall mean (a) the last Business Day of February, 1994, (b) the last Business Day of May, 1994, and
                  (c) commencing with the last Business Day of September, 1994, the last Business Day of March, June, September and December in each year.

                  C. The definition of "Operating Cash Flow" in Section 1.01 of the Credit Agreement shall be amended by deleting "November 30, 1994" in clause (b)(ii) of such definition and substituting "December 31, 1994" therefor; and by deleting Clause (1) of the provision therein and substituting the following, respectively, therefor:

                  "(1) for purposes hereof (other than for purposes of computing the Total Debt Ratio for determinations of the Applicable Margin), Operating Cash Flow (W) for the period of four fiscal quarters of the Company ending February 28, 1994 shall be increased by $5,300,000; (X) for the period of four fiscal quarters of the Company ending May 31, 1994 shall be increased by $3,975,000; (Y) for the period of four fiscal quarters of the Company ending September 30, 1994 shall be increased by $2,650,000; and (Z) for the period of four fiscal quarters of the Company ending December 31, 1994 shall be increased by $1,325,000;".

                  D. Section 1.02(d) of the Credit Agreement shall be amended to read in its entirety as follows:

                  "(d) From and after September 30, 1994, the Company will maintain its accounts and the accounts of its Subsidiaries on the basis of a fiscal year ending December 31 of each year, and the last days of the first three fiscal quarters in each Fiscal Year will be March 31, June 30 and September 30 of each year, respectively."

                  E. Section 3.04(c) of the Credit Agreement shall be amended by deleting "with the Fiscal Year ending on November 30, 1994" therein and substituting "with the Fiscal Year ending on December 31, 1994" therefor.

                  F. Section 8.05 of the Credit Agreement shall be amended by deleting "for each Fiscal Year commencing on and after December 1, 1994" therein and substituting "for each Fiscal Year commencing on and after January 1, 1995" therefor.

                                             2
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

                  G. Sections 8.10 and 8.11 of the Credit Agreement shall be amended to read in their entirety as follows:

                  "8.10  Debt Ratios.

            (a) Senior Debt Ratio. The Company will not permit the Senior Debt Ratio, at the Closing Date and at any Calculation Date occurring during any period specified below, to exceed the ratio set forth opposite such period:

                    Period (both dates inclusive)   Ratio

                    Closing Date to 6/30/95         4.75:1
                    7/1/95  to      9/30/95         4.50:1
                    10/1/95 to      3/31/96         4.25:1
                    4/1/96  to      9/30/96         3.75:1
                    10/1/96 to      9/30/97         3.25:1
                    Thereafter                      3.00:1

            (b) Total Debt Ratio. The Company will not permit the Total Debt Ratio, at the Closing Date and at any Calculation Date occurring during any period specified below, to exceed the ratio set forth opposite such period:

                    Period (both dates inclusive)   Ratio

                    Closing Date to 6/30/95         5.25:1
                    7/1/95  to      9/30/95         5.00:1
                    10/1/95 to      3/31/96         4.75:1
                    4/1/96  to      9/30/96         4.25:1
                    10/1/96 to      9/30/97         3.75:1
                    Thereafter                      3.00:1

            (c) Fixed Charges Ratio. The Company will not permit the Fixed Charges Ratio to be less than 1.10 to 1.00 on the Closing Date and any Calculation Date occurring after the Closing Date.

                  8.11 Total Interest Coverage Ratio: Total Pro Forma Debt Service Coverage Ratio.

            (a) Total Interest Coverage Ratio. The Company will not permit the Total Interest Coverage Ratio, at the Closing Date and at any Calculation Date occurring during any period specified below, to be less than the ratio set forth opposite such period:

                    Period (both dates inclusive)   Ratio

                    Closing Date to 12/31/94        2.00:1
                    1/1/95 to 12/31/95              2.25:1
                    1/1/96 to 12/31/96              2.50:1

                                             3
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

                    Thereafter                      3.00:1

            (b) Total Pro Forma Debt Service Coverage Ratio. The Company will not permit the Total Pro Forma Debt Service Coverage Ratio to be less than 1.15:1 on the Closing Date and any Calculation Date occurring after the Closing Date."

            Section 3. Representations and Warranties. The Company and the Subsidiary Guarantors represent and warrant to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said
            Section 7 to "this Agreement" included reference to this Amendment No. 2.

            Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.




                                             WESTWOOD ONE, INC.

                                             By  /s/ Farid Suleman


                                             SUBSIDIARY GUARANTORS
                                             _____________________

                                             WESTWOOD ONE RADIO, INC.

                                             By  /s/ Farid Suleman





                                             MUTUAL BROADCASTING SYSTEM, INC.


                                             By  /s/ Farid Suleman

                                             WESTWOOD NATIONAL RADIO CORPORATION


                                             By  /s/ Farid Suleman

                                            WESTWOOD ONE SATELLITE SYSTEMS, INC.


                                             By  /s/ Farid Suleman

                                             WESTWOOD ONE STATIONS-NYC, INC.


                                             By  /s/ Farid Suleman


                                             NATIONAL RADIO NETWORK, INC.


                                              By  /s/ Farid Suleman

                                              THE SOURCE, INC.

                                              By  /s/ Farid Suleman

                                              TALKNET, INC.

                                              By  /s/ Farid Suleman

                                              KM RECORDS, INC.


                                              By  /s/ Farid Suleman

                                              WESTWOOD ONE STATIONS-LA, INC.


                                              By  /s/ Farid Suleman

                                              UNISTAR RADIO NETWORKS, INC.


                                              By  /s/ Farid Suleman




                                              BANKS
                                              _____

                                              THE CHASE MANHATTAN BANK (NATIONAL
                                               ASSOCIATION), as a Bank and as
                                               Administrative Agent



                                                By  /s/ John P. White
                                                 Title:  Vice President

                                              THE FIRST NATIONAL BANK OF BOSTON,
                                                     as a Bank k and  a Co-Agent



                                                By  /s/ Lisa Gallagher
                                                 Title:  Director





                                                BANK OF MONTREAL,
                                                 as a Bank and a Co-Agent



                                                By  /s/ Gretchen Shugart
                                                 Title:  Director

                                                CIBC, INC.



                                                By /s/ Harold Birk
                                                 Title:  Vice President

                                               BANK OF AMERICA ILLINOIS



                                               By  /s/ Nancy L. Sun
                                                 Title:  Vice President

                                               SOCIETY NATIONAL BANK

                                               By  /s/ Paul Nestvold
                                                 Title:  Officer
